Supplement to the
Fidelity® Stock Selector Small Cap Fund
December 30, 2016
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the heading "Principal Investment Strategies".

  Allocating the fund's assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities), using different Fidelity managers.

The following information replaces similar information found in the "Fund Basics" section under the heading "Principal Investment Strategies".

The Adviser allocates the fund's assets across different market sectors, using different Fidelity managers to handle investments within each sector. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities.

SCS-17-01 1.708162.128	March 10, 2017